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                                                                    EXHIBIT 10.9


                      FOURTH AMENDMENT TO CREDIT AGREEMENT


                  FOURTH AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), dated as of February 27, 2004, among DHM HOLDING COMPANY, INC., a Delaware corporation ("Holdings"), DOLE FOOD COMPANY, INC., a Delaware corporation (the "U.S. Borrower"), SOLVEST LTD., a corporation organized under the laws of Bermuda (the "Bermuda Borrower" and, together with the U.S. Borrower, the "Borrowers"), the Lenders from time to time party to the Credit Agreement, DEUTSCHE BANK AG NEW YORK BRANCH, as Administrative Agent (in such capacity, the "Administrative Agent"), BANC OF AMERICA SECURITIES LLC and THE BANK OF NOVA SCOTIA, as Co-Syndication Agents (in such capacity, each, a "Co-Syndication Agent" and, collectively, the "Co-Syndication Agents"), FLEET NATIONAL BANK and SOCIETE GENERALE, as Co-Documentation Agents (in such capacity, each, a "Co-Documentation Agent" and, collectively, the "Co-Documentation Agents") and DEUTSCHE BANK SECURITIES INC., BANC OF AMERICA SECURITIES LLC and THE BANK OF NOVA SCOTIA, as Joint Lead Arrangers and Joint Book Running Managers (in such capacity, each, a "Joint Lead Arranger" and, collectively, the "Joint Lead Arrangers"). All capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement.


                              W I T N E S S E T H:

                  WHEREAS, Holdings, the Borrowers, the Lenders, the Agents and the Joint Lead Arrangers are parties to a Credit Agreement, dated as of March 28, 2003 (as amended, modified and/or supplemented from time to time to, but not including, the date hereof, the "Credit Agreement"); and

                  WHEREAS, subject to the terms and conditions of this Amendment, the parties hereto wish to amend the Credit Agreement as herein provided;

                  NOW, THEREFORE, it is agreed:


I.   Amendments to Credit Agreement.

     1. Notwithstanding anything to the contrary contained in the Credit Agreement (including Sections 9.02, 9.05 and 9.17 thereof), Holdings may (x) form Intermediate Holdco (which shall be (and at all times remain) a Wholly-Owned Subsidiary of Holdings), (y) form Corporate Holdco (which shall be (and at all times remain) a Wholly-Owned Subsidiary of Intermediate Holdco) and
(z) contribute all of the capital stock of the U.S. Borrower and Corporate Holdco to Intermediate Holdco as a common equity contribution, so long as substantially concurrently with such formation and contribution, (i) Intermediate Holdco shall have become a party to the Credit Agreement, the U.S. Security Agreement, the U.S. Pledge Agreement and the Intercompany Subordination Agreement pursuant to documentation in form

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and substance satisfactory to the Administrative Agent, (ii) Corporate Holdco
shall have become a party to the U.S. Subsidiaries Guaranty, the U.S. Security Agreement, the U.S. Pledge Agreement and the Intercompany Subordination Agreement pursuant to documentation in form and substance satisfactory to the Administrative Agent, (iii) all of the Equity Interests of Intermediate Holdco shall have been pledged by Holdings in favor of the Collateral Agent pursuant to the U.S. Pledge Agreement, (iv) all of the capital stock of the U.S. Borrower and Corporate Holdco shall have been pledged by Intermediate Holdco in favor of the Collateral Agent pursuant to the U.S. Pledge Agreement, (v) the Administrative Agent shall have received from Paul, Hastings, Janofsky & Walker LLP, special counsel to the Credit Parties, an opinion addressed to each Agent, the Collateral Agent and each of the Lenders and dated the Fourth Amendment Effective Date, covering such matters relating to this Amendment and the transactions contemplated thereby as may be reasonably requested by the Administrative Agent and otherwise in form and substance satisfactory to the Administrative Agent and (vi) each of Intermediate Holdco and Corporate Holdco shall have taken all other actions as would otherwise have been required to be taken by it pursuant to Section 5 of the Credit Agreement if Intermediate Holdco or Corporate Holdco, as the case may be, had been a U.S. Credit Party on the Initial Borrowing Date (the conditions described in preceding clauses (i) through (vi), collectively, the "Holdco Contribution Requirements").

     2. The first paragraph of the Credit Agreement is hereby amended by inserting the text "DOLE HOLDING COMPANY, LLC, a Delaware limited liability company ("Intermediate Holdco")," immediately prior to the text "DOLE FOOD COMPANY, INC." appearing in said paragraph.

     3. Section 4.02(c) of the Credit Agreement is hereby amended by deleting said Section in its entirety and inserting the following new Section 4.02(c) in lieu thereof:

          "(c) In addition to any other mandatory repayments or commitment reductions pursuant to this Section 4.02, on each date on or after the Effective Date upon which Holdings or any of the its Subsidiaries receives Net Sale Proceeds from any Asset Sale, an amount equal to 100% of the Net Sale Proceeds from such Asset Sale shall be applied as a mandatory repayment and/or commitment reduction in accordance with the requirements of Sections 4.02(h) and (i); provided that (i) with respect to Net Sale Proceeds (other than (x) Net Sale Proceeds from any Contemplated Asset Sale consummated in accordance with the requirements of Section 9.02(xviii) and
     (y) any Net Sale Proceeds from the sale of any Principal Property pursuant to Section 9.02(xix)) received by Holdings or any of its Subsidiaries in any Fiscal Year of Holdings not to exceed (in the aggregate) $25,000,000, such Net Sale Proceeds shall not give rise to a mandatory repayment and/or commitment reduction on such date as otherwise required above, so long as no Specified Default and no Event of Default exists at the time such Net Sale Proceeds are received and an Authorized Officer of Holdings or the U.S. Borrower has delivered a certificate to the Administrative Agent on or prior to such date stating that such Net Sale Proceeds shall be used (or contractually committed to be used) to purchase capital assets used or to be used in a Permitted Business within 360 days following the date of receipt of such Net Sale Proceeds from such Asset Sale (which certificate shall set forth the estimates of the proceeds to be so expended); provided, however, that (I) if all or any portion of such Net Sale Proceeds are not so used within such 360-day period (or contractually committed within such period to be used), such remaining portion shall be applied on the last day of such period as a mandatory repayment as provided above (without giving effect to the immediately preceding


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     proviso) and (II) if all or any portion of such Net Sale Proceeds are not required to be applied on the last day of such 360-day period referred to in clause (I) of this proviso because such amount is contractually committed within such period to be used and then either (A) subsequent to such date such contract is terminated or expires without such portion being so used or (B) such contractually committed portion is not so used within six months after the last day of such 360-day period referred to in clause
     (I) of this proviso, such remaining portion, in the case of either of the preceding clauses (A) or (B), shall be applied as a mandatory repayment as provided above (without giving effect to the immediately preceding proviso) and (ii) with respect to Net Sale Proceeds received by Holdings or any of its Subsidiaries from an individual Asset Sale not to exceed $10,000,000, such Net Sale Proceeds in an aggregate amount (for all such individual Asset Sales) in any Fiscal Year of Holdings not to exceed $25,000,000, shall not give rise to a mandatory repayment and/or commitment reduction on such date as otherwise required above, so long as no Specified Default and no Event of Default exists at the time such Net Sale Proceeds are received (it being understood that, in connection with the receipt of eligible Net Sale Proceeds from a given Asset Sale, the U.S. Borrower may elect to utilize the reinvestment exemption set forth in clause (i) above or the non-reinvestment exemption set forth in clause (ii) above). Notwithstanding anything to the contrary contained in this Section 4.02(c), (x) if the Holdings Senior Notes Documents (after the execution and delivery thereof), the Intermediate Holdco Senior Notes Documents (after the execution and delivery thereof), the New Senior Notes Documents, the New 2010 Senior Notes Documents or the Existing Senior Notes Documents permit a lesser amount to be retained or reinvested, or have a shorter reinvestment period, than is provided above with respect to any Asset Sales, then such lesser permitted retained or reinvestment amount, and/or shorter reinvestment period, as the case may be, shall be applicable for purposes of this
     Section 4.02(c) so long as the Holdings Senior Notes, Intermediate Holdco Senior Notes, New Senior Notes, New 2010 Senior Notes or such Existing Senior Notes, as the case may be, remain outstanding, and (y) in no event shall Holdings or any of its Subsidiaries use any proceeds from any Asset Sale to make any voluntary or mandatory repayment or prepayment of Holdings Senior Notes, Intermediate Holdco Senior Notes, New Senior Notes, New 2010 Senior Notes or Existing Senior Notes and, before any such obligation to use such proceeds to make such repayment shall arise, Holdings or the respective Subsidiary shall reinvest the respective amounts as permitted above in this Section 4.02(c) or apply such proceeds as a mandatory prepayment in accordance with requirements of Sections 4.02(h) and (i).".

     4. Section 4.02(d) of the Credit Agreement is hereby amended by deleting the text "on the Effective Date" appearing in clause (i) of said Section and inserting the text "on the Fourth Amendment Effective Date (except for the Indebtedness described in Section 9.04(xvi)(V))" in lieu thereof.

     5. Section 4.02(e) of the Credit Agreement is hereby amended by (i) deleting the word "and" appearing prior to the text "(ii) the sale" and inserting a comma in lieu thereof and (ii) inserting the text "and (iii) an Excluded Equity Event" immediately after the text "$2,000,000 in any Fiscal Year of Holdings" appearing in said Section.


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     6. Section 7.03 of the Credit Agreement is hereby amended by deleting the text "and the other Existing Indebtedness Agreements" appearing in clause (ii) of said Section and inserting the text ", the other Existing Indebtedness Agreements and, on and after the execution and delivery thereof, the Holdings Senior Notes Indenture and the Intermediate Holdco Senior Notes Indenture" in lieu thereof.

     7. Section 7.25(b) of the Credit Agreement is hereby amended by deleting said Section in its entirety and inserting the following new Section 7.25(b) in lieu thereof:

          "(b) Holdings has no significant assets (other than (w) the Equity Interests of Intermediate Holdco, (x) after the issuance thereof, the Equity Interests of each of the Unrestricted Wellbeing Joint Ventures, (y) Intercompany Notes evidencing intercompany loans permitted to be made by Holdings pursuant to Section 9.05, and (z) immaterial assets used for the performance of those activities permitted to be performed by Holdings pursuant to Section 9.01(b)) or liabilities (other than under this Agreement and the other Documents to which it is a party (including, on and after the execution and delivery thereof, the Holdings Senior Notes Documents), those liabilities permitted to be incurred by Holdings pursuant to Section 9.01(b) and, as and when issued from time to time in accordance with the terms of this Agreement, under Shareholder Subordinated Notes).".

     8. Section 7.25 of the Credit Agreement is hereby further amended by inserting the following new clauses (d) and (e) at the end of said Section:

          "(d) Intermediate Holdco has no significant assets (other than the capital stock of the U.S. Borrower and Corporate Holdco, Intercompany Notes evidencing intercompany loans permitted to be made by Intermediate Holdco pursuant to Section 9.05 and immaterial assets used for the performance of those activities permitted to be performed by Intermediate Holdco pursuant to Section 9.01(j)) or liabilities (other than under this Agreement and the other Documents to which it is a party (including, on and after the execution and delivery thereof, the Intermediate Holdco Senior Notes Documents) and those liabilities permitted to be incurred by Intermediate Holdco pursuant to Section 9.01(j)).

          (e) Corporate Holdco has no significant assets (other than immaterial assets used for the performance of those activities permitted to be performed by Corporate Holdco pursuant to Section 9.01(k)) or liabilities (other than under this Agreement and the other Documents to which it is a party (including, on and after the execution and delivery thereof, the Intermediate Holdco Senior Notes Documents) and those liabilities permitted to be incurred by Corporate Holdco pursuant to Section 9.01(k)).".

     9. Section 8.01(b) of the Credit Agreement is hereby amended by deleting said Section in its entirety and inserting the following new Section 8.01(b) in lieu thereof:

          "(b) Quarterly Financial Statements. Within 45 days after the close of the first three quarterly accounting periods in each Fiscal Year of the U.S. Borrower, (i) (x) the consolidated balance sheet of Holdings (or, after the Fourth Amendment Effective Date, the U.S. Borrower) and its Consolidated Subsidiaries


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     as at the end of such quarterly accounting period and the related consolidated statements of income and of cash flows for such quarterly accounting period and for the elapsed portion of the Fiscal Year ended with the last day of such quarterly accounting period, in each case (commencing with the financial statements to be delivered in respect of the 1st Fiscal Quarter of Fiscal Year 2004) setting forth comparative figures for the corresponding quarterly accounting period in the prior Fiscal Year and the budgeted figures for such quarterly period as set forth in the respective financial projections theretofore delivered pursuant to Section 8.01(d) (unless such quarterly period occurs prior to the delivery (or required delivery) of the first financial projections pursuant to Section 8.01(d) which include such quarterly accounting period), (y) the consolidated balance sheet of each Business Segment as at the end of such quarterly accounting period and the related consolidated statement of income of such Business Segment for such quarterly accounting period and for the elapsed portion of the Fiscal Year ended with the last day of such quarterly accounting period, in each case (commencing with the financial statements to be delivered in respect of the 1st Fiscal Quarter of Fiscal Year 2004) setting forth comparative figures for the corresponding quarterly accounting period in the prior Fiscal Year, and (z) commencing with the 3rd Fiscal Quarter of Fiscal Year 2003, the consolidated balance sheets of the U.S. Dole Group and the Non-U.S. Dole Group as at the end of such quarterly accounting period and the related consolidated statements of income of each such group for such quarterly accounting period and for the elapsed portion of the Fiscal Year ended with the last day of such quarterly accounting period, all of the foregoing of which shall be in reasonable detail and, in the case of the financial statements described in subclause (x) above, be certified by the senior financial officer or other Authorized Officer of Holdings or the U.S. Borrower that they fairly present in all material respects in accordance with U.S. GAAP the financial condition of Holdings (or, after the Fourth Amendment Effective Date, the U.S. Borrower) and its Consolidated Subsidiaries as of the dates indicated and the results of their operations and/or changes in their cash flows for the periods indicated, subject to normal year-end audit adjustments and the absence of footnotes and (ii) management's discussion and analysis of the important operational and financial developments during such quarterly accounting period; provided, however, that for any quarterly accounting period for which the U.S. Borrower has filed a Form 10-Q Report with the SEC and the Chief Financial Officer or other Authorized Officer of Holdings has delivered to the Administrative Agent a certificate certifying that the Parent Business Condition has been satisfied for such quarterly accounting period, the furnishing of (I) the U.S. Borrower's Form 10-Q Report filed with the SEC for such quarterly accounting period and (II) the consolidated balance sheet of each Business Segment as at the end of such quarterly accounting period and the related consolidated statement of income of such Business Segment for such quarterly accounting period, shall satisfy the requirements of subclause (i) and (ii) of this Section 8.01(b).".


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     10. Section 8.01(c) of the Credit Agreement is hereby amended by deleting said Section in its entirety and inserting the following new Section 8.01(c) in lieu thereof:

          "(c) Annual Financial Statements. Within 90 days after the close of each Fiscal Year of the U.S. Borrower, (i) (x) the consolidated balance sheet of Holdings (or, after the Fourth Amendment Effective Date, the U.S. Borrower) and its Consolidated Subsidiaries as at the end of such Fiscal Year and the related consolidated statements of income and stockholders' equity and of cash flows for such Fiscal Year and (and commencing with the financial statements to be delivered in respect of Fiscal Year 2004) setting forth comparative consolidated figures for the preceding Fiscal Year and comparable budgeted figures for such Fiscal Year as set forth in the respective financial projections delivered pursuant to Section 8.01(d),
     (y) the consolidated balance sheet of each Business Segment as at the end of such Fiscal Year and the related consolidated statements of income of each Business Segment for such Fiscal Year and (commencing with the financial statements to be delivered in respect of Fiscal Year 2004) setting forth comparative consolidated figures for the preceding Fiscal Year and (z) the consolidated balance sheet of each of the U.S. Dole Group and the Non-U.S. Dole Group as at the end of such Fiscal Year and the related consolidated statements of income of each such group for such Fiscal Year and (commencing with the financial statements to be delivered in respect of Fiscal Year 2004) setting forth comparative consolidated figures for the preceding Fiscal Year, (ii) in the case of the financial statements referred to in subclause (i)(x) above (except for such comparable budgeted figures), together with a certification by Deloitte & Touche LLP or such other independent certified public accountants of recognized national standing as shall be acceptable to the Administrative Agent, in each case to the effect that (I) such statements fairly present in all material respects the financial condition of Holdings (or, after the Fourth Amendment Effective Date, the U.S. Borrower) and its Consolidated Subsidiaries as of the dates indicated and the results of their operations and changes in financial position for the periods indicated in conformity with U.S. GAAP applied on a basis consistent with prior years and (II) in the course of its regular audit of the business of Holdings (or, after the Fourth Amendment Effective Date, the U.S. Borrower) and its Consolidated Subsidiaries, which audit was conducted in accordance with U.S. GAAP (and made without qualification or expression of uncertainty, in each case as to going concern), no Default or Event of Default which has occurred and is continuing has come to their attention or, if such a Default or an Event of Default has come to their attention, a statement as to the nature thereof, and (iii) management's discussion and analysis of the important operational and financial developments during such Fiscal Year; provided, however, that for any Fiscal Year for which the U.S. Borrower has filed a Form 10-K Report with the SEC and the Chief Financial Officer or other Authorized Officer of Holdings has delivered to the Administrative Agent a certificate
     (x) certifying that the Parent Business Condition has been satisfied during such Fiscal Year and (y) setting forth the aggregate amount of Dividends paid to Holdings by the U.S. Borrower during such Fiscal Year pursuant to Sections 9.06(iii), (iv) and (v), the furnishing of (I) the U.S. Borrower's Form 10-K Report filed with the SEC for such Fiscal Year and (II) the consolidated balance sheet of each Business Segment as at the end of such Fiscal Year and the related consolidated statement of income of such Business Segment for such Fiscal Year, shall satisfy the requirements of subclause (i) and (iii) of this Section 8.01(c).".


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     11. Section 8.01(d) of the Credit Agreement is hereby amended by deleting said Section in its entirety and inserting the following new Section 8.01(d) in lieu thereof:

          "(d) Financial Projections, etc. Not more than 45 days after the commencement of each Fiscal Year of the U.S. Borrower (beginning with Fiscal Year 2004), financial projections in form reasonably satisfactory to the Administrative Agent (including projected statements of income, sources and uses of cash and balance sheets, taking into account any Significant Asset Sales intended to be consummated during such Fiscal Year) prepared by Holdings (or, after the Fourth Amendment Effective Date, the U.S. Borrower)
     (i) for each of the four Fiscal Quarters of such Fiscal Year prepared in detail and (ii) for each of the immediately succeeding three Fiscal Years prepared in summary form, in each case, on a consolidated basis, for Holdings (or, after the Fourth Amendment Effective Date, the U.S. Borrower) and its Consolidated Subsidiaries and setting forth, with appropriate discussion, the principal assumptions upon which such financial projections are based.".

     12. Section 8.01(e) of the Credit Agreement is hereby amended by deleting the text "Fiscal Year of Holdings" appearing in clause (y) of said Section and inserting the text "Fiscal Year of the U.S. Borrower" in lieu thereof.

     13. Section 8.01(f) of the Credit Agreement is hereby amended by deleting the text "or Existing Senior Notes Document" appearing in clause (y) of said Section and inserting the text ", Existing Senior Notes Document or, on and after the execution and delivery thereof, any Holdings Senior Notes Document or any Intermediate Holdco Senior Notes Document" in lieu thereof.

     14. Section 8.01(k) of the Credit Agreement is hereby amended by deleting the text "Fiscal Year of Holdings" appearing in said Section and inserting the text "Fiscal Year of the U.S. Borrower" in lieu thereof.

     15. Section 8.14(a) of the Credit Agreement is hereby amended by (i) deleting the text "(x) Holdings" appearing in said Section and inserting the text "(w) Holdings shall at all times own directly 100% of the Equity Interests of Intermediate Holdco, (x) Intermediate Holdco" in lieu thereof and (ii) inserting the text "Corporate Holdco and" immediately prior to the text "the U.S. Borrower (other than Qualified" appearing in said Section.

     16. Section 8.15(a) of the Credit Agreement is hereby amended by inserting the text "; provided however that so long as the Maximum Permitted Consideration payable in connection with the proposed Permitted Acquisition, when combined with the Maximum Permitted Consideration paid in connection with all other Permitted Acquisitions consummated in the same Fiscal Quarter as such proposed Permitted Acquisition, does not exceed $25,000,000, the officer's certificate required to be delivered pursuant to clause (xii) above shall not be required to include the calculations required by clauses (iii) and (iv) above" immediately preceding the period at the end of said Section.

     17. Section 8.20 of the Credit Agreement is hereby amended by (i) deleting the text "U.S. Borrower" appearing in clause (a) of said Section and inserting the text


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"Intermediate Holdco" in lieu thereof, (ii) inserting the text ", in each case except to the extent received in connection with an Excluded Equity Event" immediately prior to the period at the end of clause (a) of said Section and
(iii) inserting the following new clause (d) at the end of said Section:

          "(d) Intermediate Holdco will contribute as an equity contribution to the capital of the U.S. Borrower upon its receipt thereof, any cash proceeds (net of reasonable costs associated with such sale or issuance) received by Intermediate Holdco from any sale or issuance of its Equity Interests or any cash capital contributions received by Intermediate Holdco, in each case except to the extent received in connection with an Excluded Equity Event.".

     18. Section 9.01(b) of the Credit Agreement is hereby amended by deleting said Section in its entirety and inserting the following new Section 9.01(b) in lieu thereof:

          "(b) Notwithstanding the foregoing, Holdings will not engage in any business and will not own any significant assets (other than its ownership of (x) the Equity Interests of Intermediate Holdco, (y) Intercompany Notes evidencing intercompany loans permitted to be made by it pursuant to
     Section 9.05 and (z) after the issuance thereof, the Equity Interests of each of the Unrestricted Wellbeing Joint Ventures) or have any liabilities (other than those liabilities for which it is responsible under this Agreement, the Documents to which it is a party, any Shareholder Subordinated Note and any Intercompany Note evidencing an intercompany loan permitted to be incurred by Holdings pursuant to Section 9.05); provided that Holdings may (i) issue Shareholder Subordinated Notes, shares of Holdings Common Stock and options and warrants to purchase Holdings Common Stock, (ii) engage in those activities associated with expenses indirectly paid with Dividends made to it by Intermediate Holdco pursuant to Section 9.06(iv), (iii) engage in those activities associated with the purchase and ownership of the Equity Interests of the Unrestricted Wellbeing Joint Ventures permitted pursuant to Section 9.05(xxiv) and (iv) engage in those activities that are incidental to (x) the maintenance of its corporate existence in compliance with applicable law, (y) legal, tax and accounting matters in connection with any of the foregoing activities and (z) the entering into, and performing its obligations under, this Agreement and the other Documents to which it is a party.".

     19. Section 9.01 of the Credit Agreement is hereby further amended by inserting the following new clauses (i), (j) and (k) immediately following clause (h) of said Section:

          "(i) Holdings shall not permit any Unrestricted Wellbeing Joint Venture to engage in any business other than the development, construction and operation of a well being center/hotel/spa/conference center/studio and reasonably related extensions thereof (including the promotion of nutritional education, production and distribution of nutrition- or health-oriented programming on cable television and the sale of educational videos).


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          (j) Notwithstanding the foregoing, Intermediate Holdco will not engage in any business and will not own any significant assets (other than its ownership of the capital stock of the U.S. Borrower and Corporate Holdco and Intercompany Notes evidencing intercompany loans permitted to be made by it pursuant to Section 9.05) or have any liabilities (other than those liabilities for which it is responsible under this Agreement, the Documents to which it is a party and any Intercompany Note evidencing an intercompany loan permitted to be incurred by it pursuant to Section 9.05); provided that Intermediate Holdco may (i) engage in those activities associated with expenses paid with Dividends made by the U.S. Borrower pursuant to Section 9.06(iv) and (ii) engage in those activities that are incidental to (x) the maintenance of its corporate existence in compliance with applicable law,
     (y) legal, tax and accounting matters in connection with any of the foregoing activities and (z) the entering into, and performing its obligations under, this Agreement and the other Documents to which it is a party.

          (k) Notwithstanding the foregoing, Corporate Holdco will not engage in any business and will not own any significant assets or have any liabilities (other than those liabilities for which it is responsible under this Agreement and the Documents to which it is a party); provided that Corporate Holdco may (i) engage in those activities associated with expenses indirectly paid with Dividends made by the U.S. Borrower pursuant to Section 9.06(iv) and (ii) engage in those activities that are incidental to (x) the maintenance of its corporate existence in compliance with applicable law, (y) legal, tax and accounting matters in connection with any of the foregoing activities and (z) the entering into, and performing its obligations under, this Agreement and the other Documents to which it is a party.".

     20. Section 9.02(viii) of the Credit Agreement is hereby amended by deleting the text "(other than Holdings)" appearing in said Section and inserting the text "(other than Holdings, Intermediate Holdco and Corporate Holdco)" in lieu thereof.

     21. Section 9.02(xviii) of the Credit Agreement is hereby amended by deleting the text "as required by Section 4.02(c); and" appearing in said Section and inserting the text "as, and to the extent, required by Section 4.02(c);" in lieu thereof.

     22. Section 9.02(xix) of the Credit Agreement is hereby amended by deleting the text "in accordance with the requirements of Section 4.02(c) (without giving effect to any reinvestment rights contained therein)." appearing in said Section and inserting the text "as, and to the extent, required by Section 4.02(c) (but without giving effect to any reinvestment rights contained therein); and" in lieu thereof.

     23. Section 9.02 of the Credit Agreement is hereby further amended by inserting the following new clause (xx) immediately following clause (xix) of said Section:

          "(xx) any U.S. Credit Party (other than Holdings, Intermediate Holdco and Corporate Holdco) and any Castle & Cooke Affiliate may effectuate a "like-kind-exchange of assets" (as such term is defined in the Code) pursuant to which (x) such Castle & Cooke Affiliate shall transfer to such U.S. Credit Party title to the Westlake Village Property and (y) such U.S. Credit Party shall transfer to such Castle & Cooke


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     Affiliate title to Real Property owned by such U.S. Credit Party (the
     "Westlake Transfer Property") with a Fair Market Value equal to the Fair Market Value of the Westlake Village Property, in each case as determined in good faith by the U.S. Borrower; provided that (A) no consideration (other than the Westlake Transfer Property) shall be payable by any U.S. Credit Party to any Castle & Cooke Affiliate in connection with such transaction and (B) within 30 days of such "like-kind-exchange" (or such later date agreed to by the Collateral Agent in its sole discretion) (1) the relevant U.S. Credit Party shall grant to the Collateral Agent a mortgage in the Westlake Village Property pursuant to documentation substantially in the form of a relevant existing Mortgage (or in such other form as is reasonably satisfactory to the Administrative Agent) which shall constitute a valid and enforceable first priority perfected Lien, superior to and prior to the rights of all third Persons and subject to no other Liens (except as permitted by Section 9.03) in favor of the Collateral Agent (or such other trustee or sub-agent as may be required or desired under local law), (2) such documentation shall be duly recorded or filed in such manner and in such places as are required by law to create, maintain, effect, preserve, maintain and protect the Lien in favor of the Collateral Agent required to be granted pursuant to such documentation and (3) all taxes, fees and other charges payable in connection therewith shall be paid in full (it being understood and agreed that failure to comply with preceding subclause (B) within the time frame required thereby shall, after 30 days written notice from the Collateral Agent and failure to cure, constitute an Event of Default for all purposes of the Credit Documents).".

     24. Section 9.04(v) of the Credit Agreement is hereby amended by deleting said Section in its entirety and inserting the following new Section 9.04(v) in lieu thereof:

          "(v) intercompany Indebtedness of (w) the U.S. Borrower and its Subsidiaries to the extent permitted by Sections 9.05(vi) and (xvii), (x) the U.S. Borrower owed to Intermediate Holdco to the extent permitted by
     Section 9.05(xxvi), (y) Intermediate Holdco owed to the U.S. Borrower or Holdings to the extent permitted by Section 9.05(xxv) or (xxvi), as the case may be, and (z) Holdings owed to Intermediate Holdco to the extent permitted by Section 9.05(xxv);".

     25. Section 9.04(xvi) of the Credit Agreement is hereby amended by (i) deleting the word "and" appearing at the end of clause (IV) of said Section and inserting a comma in lieu thereof and (ii) inserting the following text immediately preceding the semi-colon at the end of said Section:

     ", (VI) unsecured Indebtedness of Holdings under the Holdings Senior Notes and the other Holdings Senior Notes Documents in an aggregate principal amount at any time outstanding not to exceed, when added to the aggregate outstanding principal amount of the Indebtedness of Intermediate Holdco under the Intermediate Holdco Senior Notes Documents at such time, $250,000,000 (as such amount may be reduced by any repayments of principal of the Holdings Senior Notes and/or the Intermediate Holdco Senior Notes), so long as (A) such Indebtedness is incurred in accordance with the requirements of the definition of "Holdings Senior Notes" and (B) promptly (and, in any event, within 30 days) following the incurrence thereof, the Net Cash Proceeds of such Indebtedness shall have been (I) loaned and/or contributed to Intermediate Holdco, and in turn loaned and/or contributed by Intermediate Holdco to the U.S. Borrower, for application to the repayment of Revolving Loans or for other working capital or general corporate purposes and/or (II) Invested in one or more of the Unrestricted Wellbeing Joint Ventures in accordance with the requirements of Section 9.05(xxiv) and (VII) unsecured Indebtedness of Intermediate Holdco and Corporate Holdco (as co-issuers) under the Intermediate Holdco Senior Notes and the other Intermediate Holdco Senior Notes Documents in an aggregate principal amount at any time outstanding not to exceed, when added to the aggregate outstanding principal amount of the Indebtedness of Holdings under the Holdings Senior Notes Documents at such time, $250,000,000 (as such amount may be reduced by any repayments of principal of the Intermediate Holdco Senior Notes and/or the Holdings Senior Notes), so long as (A) such Indebtedness is incurred in accordance with the requirements of the definition of "Intermediate Holdco Senior Notes" and (B) promptly (and, in any event, within 30 days) following the incurrence thereof, the Net Cash Proceeds of such Indebtedness shall have been (I) loaned and/or contributed by Intermediate Holdco to the U.S. Borrower for application to the repayment of Revolving Loans or for other working capital or general corporate purposes and/or (II) loaned and/or Dividended by Intermediate Holdco to Holdings, which in turn shall have Invested the proceeds of such loan or Dividend in one or more of the Unrestricted Wellbeing Joint Ventures in accordance with the requirements of Section 9.05(xxiv)".

     26. Section 9.04 of the Credit Agreement is hereby further amended by inserting the following new paragraph at the end of said Section:

     "In addition, notwithstanding anything to the contrary contained above, (x) in no event shall any Subsidiary of Holdings or any Unrestricted Wellbeing Joint Venture guarantee any Indebtedness of Holdings under any Holdings Senior Notes Document, (y) in no event shall Holdings, any Subsidiary of Intermediate Holdco (other than Corporate Holdco) or any Unrestricted Wellbeing Joint Venture guarantee any Indebtedness of Intermediate Holdco or Corporate Holdco under any Intermediate Holdco Senior Notes Document and
     (z) Holdings shall not permit any Unrestricted Wellbeing Joint Venture to incur any Indebtedness or any other obligation having any element of recourse to Holdings or any of its Subsidiaries or to any of its or its Subsidiaries' assets or properties.".

     27. Section 9.05(i) of the Credit Agreement is hereby amended by (i) inserting the text "(w)" immediately preceding the first instance of the text "the U.S. Borrower" appearing in said Section and (ii) inserting the following text immediately preceding the semi-colon at the end of said Section:

     ", (x) Intermediate Holdco may hold cash and Cash Equivalents (I) in a de minimis amount representing proceeds from the initial capital contribution made in connection with its formation and (II) representing the proceeds of any Indebtedness permitted to be incurred, or Dividends permitted to be received, by it pursuant to the terms of this Agreement, so long as (in the case of preceding subclause (II)) Intermediate Holdco utilizes such cash and/or Cash Equivalents within the time periods required, and for the purposes permitted, by this Agreement, (y) Corporate Holdco may hold cash and Cash Equivalents in a de minimis amount representing proceeds from the initial capital contribution made in connection with its formation and (z) Holdings may hold cash and Cash

     Equivalents (I) in a de minimis amount representing proceeds from the initial capital contribution made in connection with its formation and (II) representing the proceeds of any Indebtedness permitted to be incurred, or Dividends permitted to be received, by it pursuant to the terms of this Agreement, so long as (in the case of preceding subclause (II)) Holdings utilizes such cash or Cash Equivalents within the time periods required, and for the purposes permitted, by this Agreement".

     28. Section 9.05 of the Credit Agreement is further hereby amended by (i) deleting the text "(other than Holdings)" in each place such text appears in clause (vi) of said Section and inserting the text "(other than Holdings, Intermediate Holdco and Corporate Holdco)" in lieu thereof, (ii) deleting the word "and" appearing at the end of clause (xxii) of said Section, (iii) deleting the period appearing at the end of clause (xxiii) of said Section and inserting a semi-colon in lieu thereof and (iv) inserting the following new clauses
(xxiv), (xxv) and (xxvi) immediately following clause (xxiii) of said Section:

          "(xxiv) so long as no Default or Event of Default then exists or would result therefrom, Holdings may from time to time (I) make cash common equity contributions, and/or intercompany loans to, Westlake Wellbeing Company, (II) contribute the Westlake Village Property as a common equity contribution to Westlake Wellbeing Company, and (III) make cash common equity contributions, and/or intercompany loans, to Wellbeing IP Holdco and/or Wellbeing Edco; provided that (x) Holdings shall at all times own or hold at least 85% of the Equity Interests of Westlake Wellbeing Company (on a fully diluted basis) and at least 50% of the Equity Interests of each of Wellbeing IP Holdco and Wellbeing Edco (on a fully diluted basis), (y) all of the Equity Interests of each of the Unrestricted Wellbeing Joint Ventures held by Holdings shall have been delivered and pledged by Holdings to the Collateral Agent pursuant to the U.S. Pledge Agreement, and (z) each Investment made by Holdings pursuant to this clause (xxiv) in the form of an intercompany loan shall be evidenced by an Intercompany Note pledged to the Collateral Agent pursuant to the U.S. Pledge Agreement;

          (xxv) the U.S. Borrower may make intercompany loans to Intermediate Holdco, and Intermediate Holdco may make intercompany loans to Holdings, at the times and for the purposes described below, so long as (i) no Default or Event of Default then exists or would result therefrom, (ii) the Total Unutilized Revolving Loan Commitment shall equal or exceed $35,000,000 immediately after giving effect to each such intercompany loan (and any related Dividend made pursuant to Section 9.06(x)), (iii) each such intercompany loan is permitted pursuant to the terms of the Existing Senior Notes Documents, the New Senior Notes Documents, the New 2010 Senior Notes Documents and, on and after the execution and delivery thereof, the Holdings Senior Notes Documents and the Intermediate Holdco Senior Notes Documents, (iv) no such intercompany loan by the U.S. Borrower to Intermediate Holdco shall be made, unless the proceeds thereof are promptly (and in any event within 5 Business Days of the making of such intercompany loan) (A) on-loaned by Intermediate Holdco to Holdings for use within the time periods required by, and for the purposes described in, immediately succeeding clause (v), (B) Dividended by Intermediate Holdco to Holdings for use within the time periods required by, and for the purposes described in, Section 9.06(x)(v) or (C) utilized by Intermediate Holdco to pay regularly scheduled interest on the Intermediate Holdco Senior Notes when and as due in accordance with the requirements of the Intermediate Holdco Senior Notes Documents, (v) the proceeds of each such intercompany loan received by Holdings shall be utilized by Holdings promptly (and, in any event, within 30 days of the receipt of such proceeds) to make an Investment in one or more Unrestricted Wellbeing Joint Ventures pursuant to
     Section 9.05(xxiv) for the purposes of financing the construction and start-up of the Wellbeing Project and/or the operations of the Unrestricted Wellbeing Joint Ventures, and (vi) each such intercompany loan shall be evidenced by an Intercompany Note pledged by the U.S. Borrower or Intermediate Holdco, as the case may be, to the Collateral Agent pursuant to the U.S. Pledge Agreement; and

          (xxvi) (x) Intermediate Holdco may make intercompany loans to the U.S. Borrower with the proceeds from (I) the incurrence of the Intermediate Holdco Senior Notes or (II) any Investment made in it by Holdings with the proceeds of Holdings Senior Notes or an Excluded Equity Event, so long as each such intercompany loan shall be evidenced by an Intercompany Note pledged by Intermediate Holdco to the Collateral Agent pursuant to the U.S. Pledge Agreement and (y) Holdings may make intercompany loans to Intermediate Holdco with the proceeds from (I) the incurrence of the Holdings Senior Notes or (II) any Excluded Equity Event, so long as each such intercompany loan shall be evidenced by an Intercompany Note pledged by Intermediate Holdco to the Collateral Agent pursuant to the U.S. Pledge Agreement.".

     29. Section 9.06 of the Credit Agreement is hereby amended by deleting clauses (iii), (iv) and (v) of said Section in their entirety and inserting the following new clauses (iii), (iv) and (v) in lieu thereof:

          "(iii) (A) the U.S. Borrower may pay cash Dividends to Intermediate Holdco, so long as (x) no Specified Default or Event of Default then exists or would result therefrom and (y) the cash proceeds thereof are promptly used by Intermediate Holdco to pay the cash Dividend described in succeeding clause (B) and (B) Intermediate Holdco may pay cash Dividends to Holdings, so long as (x) no Specified Default or Event of Default then exists or would result therefrom and (y) the cash proceeds thereof are promptly used by Holdings for the purposes described in Section 9.06(ii);

          (iv) (A) the U.S. Borrower may pay cash Dividends to Intermediate Holdco, so long as the proceeds thereof are promptly used by Intermediate Holdco to pay its operating expenses in the ordinary course of business (including, without limitation, professional fees and expenses) and other similar corporate overhead costs and expenses, (B) the U.S. Borrower may pay cash Dividends to Intermediate Holdco, so long as Intermediate Holdco promptly contributes such proceeds to Corporate Holdco and the proceeds of such contribution are promptly used by Corporate Holdco to pay its operating expenses in the ordinary course of business (including, without limitation, professional fees and expenses) and other similar corporate overhead costs and expenses, and (C) the U.S. Borrower may pay cash Dividends to Intermediate Holdco, which, in turn, may pay cash Dividends to Holdings, so long as the proceeds thereof are promptly used by

     Holdings to pay operating expenses in the ordinary course of its business (including, without limitation, professional fees and expenses) and other similar corporate overhead costs and expenses;

          (v) the U.S. Borrower may pay cash Dividends to Intermediate Holdco, and Intermediate Holdco may in turn pay cash Dividends to Holdings, in the amounts and at the times of any payment by Holdings in respect of its taxes (or taxes of its consolidated group), provided that (x) the amount of cash Dividends paid pursuant to this clause (v) to enable Holdings to pay taxes at any time shall not exceed the amount of such taxes owing by Holdings at such time and (y) any refunds received by Holdings attributable to the U.S. Borrower or any of its Subsidiaries shall be promptly returned by Holdings to Intermediate Holdco, and, in turn, by Intermediate Holdco to the U.S. Borrower, provided further that (A) in no event shall the amount of Dividends paid by the U.S. Borrower and its Subsidiaries pursuant to this clause (v) in respect of any taxable year for which the U.S. Borrower and any of its Subsidiaries are included in a consolidated federal income tax return, or a consolidated, combined or unitary state or local tax return with any Person other than the U.S. Borrower and its Subsidiaries (such other Person or Persons included in such returns, together with the U.S. Borrower and its Subsidiaries, the "Affiliated Group") exceed, in the aggregate, the lesser of (I) the amount of such federal income tax or state or local tax, as the case may be (the "Relevant Separate Tax Liability"), that the U.S. Borrower and its Subsidiaries would have been obligated to pay if the U.S. Borrower and its Subsidiaries had filed a separate consolidated federal income tax return or a separate consolidated, combined or unitary state or local tax return, as the case may be, for such year and all prior taxable years (with the U.S. Borrower as the common parent of such affiliated group) and (II) the product of (a) the federal income or state or local tax liability, as the case may be, of the Affiliated Group for such year and (b) a fraction, (x) the numerator of which is an amount equal to the Relevant Separate Tax Liability of the U.S. Borrower and its Subsidiaries for such year and (y) the denominator of which is the aggregate of the total separate federal income, state or local tax liability, as the case may be, that each member of the Affiliated Group (treating the U.S. Borrower and its Subsidiaries as a single member and all other members of the Affiliated Group as one separate member) would have incurred for such year if such members had filed separate federal income tax returns or separate consolidated, combined or unitary state or local tax returns, as the case may be, for such year and all prior taxable years and (B) each Unrestricted Wellbeing Joint Venture shall be required to distribute to Holdings (and shall concurrently or prior to any payment of any Dividend by the U.S. Borrower pursuant to this Section 9.06(v) have distributed to Holdings) its allocable share (as reasonably determined by Holdings in good faith) of all tax liabilities of Holdings and its consolidated Subsidiaries;".

     30. Section 9.06(vii) of the Credit Agreement is hereby amended by (i) deleting the text "the U.S. Borrower" appearing in said Section and inserting the text "Holdings" in lieu thereof and (ii) inserting the following proviso prior to the semi-colon at the end of said Section:


     " provided that, in no event shall the U.S. Borrower be permitted to repay any Intercompany Debt incurred by it from Intermediate Holdco pursuant to Section

     9.05(xxvi), unless the conditions set forth in subclauses (i), (ii), (iii) and (iv) of Section 9.06(x) shall have been satisfied at such time (for such purposes, treating each reference to the making of a Dividend in said subclauses as if it were a reference to the repayment of such Intercompany
     Debt)".

     31. Section 9.06 of the Credit Agreement is hereby further amended by (i) deleting the word "and" appearing at the end of clause (viii) of said Section,
(ii) deleting the period appearing at the end of clause (ix) of said Section and inserting a semi-colon in lieu thereof and (iii) inserting the following new clauses (x) and (xi) immediately following clause (ix) of said Section:

          "(x) the U.S. Borrower may pay cash Dividends to Intermediate Holdco, and Intermediate Holdco may pay cash Dividends to Holdings, at the times and for the purposes described below, so long as (i) no Default or Event of Default then exists or would result therefrom, (ii) the Total Unutilized Revolving Loan Commitment shall equal or exceed $35,000,000 immediately after giving effect to each such Dividend (and any related intercompany loan made pursuant to Section 9.05(xxv)), (iii) each such Dividend is permitted pursuant to the terms of the Existing Senior Notes Documents, the New Senior Notes Documents and the New 2010 Senior Notes Documents, (iv) no such Dividend by the U.S. Borrower to Intermediate Holdco shall be paid, unless the proceeds thereof are promptly (and in any event within 5 Business Days of the payment of such Dividend) (A) Dividended by Intermediate Holdco to Holdings for use within the time periods required by, and for the purposes described in, immediately succeeding clause (v),
     (B) on-loaned by Intermediate Holdco to Holdings for use within the time periods required by, and for the purposes described in, Section 9.05(xxv)(v) or (C) utilized by Intermediate Holdco to pay regularly scheduled interest on the Intermediate Holdco Senior Notes when and as due in accordance with the requirements of the Intermediate Holdco Senior Notes Documents and (v) the proceeds of each such Dividend received by Holdings shall be utilized by Holdings promptly (and, in any event, within 30 days of the payment of such Dividend) to make an Investment in one or more Unrestricted Wellbeing Joint Ventures pursuant to Section 9.05(xxiv) for the purposes of financing the construction and start-up of the Wellbeing Project and/or the operations of the Unrestricted Wellbeing Joint Ventures; and

          (xi) the U.S. Borrower may Dividend the Westlake Village Property (and title thereto) to Intermediate Holdco, and Intermediate Holdco may in turn Dividend the Westlake Village Property (and title thereto) to Holdings, so long as (i) no Default or Event of Default then exists or would result therefrom, (ii) such transfer is permitted pursuant to the terms of the Existing Senior Notes Documents, the New Senior Notes Documents, the New 2010 Senior Notes Documents and, on and after the execution and delivery thereof, the Holdings Senior Notes Documents and the Intermediate Holdco Senior Notes Documents (including, without limitation, each of the restricted payments limitations contained therein); and (iii) immediately following such Dividends, the Westlake Village Property is contributed by Holdings as a common equity contribution to Westlake Wellbeing Company pursuant to Section 9.05(xxiv).".

     32. Section 9.07 of the Credit Agreement is hereby amended by (i) deleting the word "and" appearing at the end of clause (vii) of the first sentence of said Section and (ii) inserting the following text immediately prior to the period at the end of the first sentence appearing in said Section:

     "; and (ix) the U.S. Borrower or any of its Subsidiaries may lease (as lessor) the Westlake Village Property to Westlake Wellbeing Company, on any terms agreed to by such parties".

     33. Sections 9.08, 9.09, 9.10, 9.11 and 9.13 of the Credit Agreement are hereby amended by inserting the text "and the U.S. Borrower" immediately following the first instance of the text "Holdings" appearing in said Sections.

     34. Section 9.12 of the Credit Agreement is hereby amended by inserting the text "(or, after the Fourth Amendment Effective Date, the U.S. Borrower instead of Holdings)" immediately following the first instance of the text "Holdings" appearing in said Section.

     35. Section 9.14(a)(i) of the Credit Agreement is hereby amended by deleting the text "or Permitted Acquired Debt; provided that" appearing in said Section and inserting the text ", Permitted Acquired Debt, Holdings Senior Notes or Intermediate Holdco Senior Notes; provided that (t) the Holdings Senior Notes may be exchanged for Holdings Exchange Senior Notes in accordance with the requirements of the respective definitions thereof and the relevant provisions of this Agreement, (u) the Intermediate Holdco Senior Notes may be exchanged for Intermediate Holdco Exchange Senior Notes in accordance with the requirements of the respective definitions thereof and the relevant provisions of this Agreement," in lieu thereof.

     36. Section 9.14(a)(ii) of the Credit Agreement is hereby amended by deleting the text "or any Existing Senior Notes Document," appearing in said Section and inserting the text ", any Existing Senior Notes Document or, on and after the execution and delivery thereof, any Holdings Senior Notes Document or any Intermediate Holdco Senior Notes Document, in any such case" in lieu thereof.

     37. Section 9.15(b) of the Credit Agreement is hereby amended by deleting the text "No Borrower" appearing in the first sentence of said Section and inserting the text "Neither Intermediate Holdco nor any Borrower" in lieu thereof.

     38. Section 9.16 of the Credit Agreement is hereby amended by (i) deleting the word "and" appearing at the end of clause (x) of said Section and (ii) inserting the text "; (xii) on and after the execution and delivery thereof, the Holdings Senior Notes Documents; and (xiii) on and after the execution and delivery thereof, the Intermediate Holdco Senior Notes Documents" immediately preceding the period at the end of said Section.

     39. The definition of "Change of Control" appearing in Section 11 of the Credit Agreement is hereby amended by (i) deleting the word "or" in the second place such word appears in clause (v) of said definition and inserting a comma in lieu thereof and (ii) inserting the text "or, on and after the execution and delivery thereof, any Holdings Senior Notes Documents or any Intermediate Holdco Senior Notes Documents" immediately preceding the period at the end of said definition.

     40. The definitions of "Consolidated Current Assets", "Consolidated Current Liabilities", "Consolidated EBIT", "Consolidated Interest Expense", "Consolidated Net Income", "Excess Cash Flow" and "Non-U.S. Dole Group" appearing in Section 11 of the Credit Agreement are hereby amended by inserting the text "(or, after the Fourth Amendment Effective Date, the U.S. Borrower)" immediately following each instance of the text "of Holdings" appearing in said definitions.

     41. The definition of "Consolidated Debt" appearing in Section 11 of the Credit Agreement is hereby amended by deleting said definition in its entirety and inserting the following new definition in lieu thereof:

          "Consolidated Debt" shall mean, at any time, the sum of (without duplication) (i) all Indebtedness of Holdings (or, after the Fourth Amendment Effective Date, the U.S. Borrower) and its Consolidated Subsidiaries (on a consolidated basis) as would be required to be reflected as debt or Capital Leases on the liability side of a consolidated balance sheet of Holdings (or, after the Fourth Amendment Effective Date, the U.S. Borrower) and its Consolidated Subsidiaries in accordance with U.S. GAAP,
     (ii) all Indebtedness of Holdings (or, after the Fourth Amendment Effective Date, the U.S. Borrower) and its Consolidated Subsidiaries of the type described in clauses (ii) and (vii) of the definition of Indebtedness and
     (iii) all Contingent Obligations of Holdings (or, after the Fourth Amendment Effective Date, the U.S. Borrower) and its Consolidated Subsidiaries in respect of Indebtedness of any third Person of the type referred to in preceding clauses (i) and (ii); provided that (w) the amount available to be drawn under all letters of credit, bankers' acceptances, bank guaranties and similar obligations issued for the account of Holdings (or, after the Fourth Amendment Effective Date, the U.S. Borrower) or any of its Consolidated Subsidiaries (but excluding, for avoidance of doubt, all unpaid drawings or other monetary obligations owing in respect of such letters of credit, bankers' acceptances, bank guaranties and similar obligations) shall not be included in any determination of "Consolidated Debt", (x) for purposes of this definition, the amount of Indebtedness in respect of the Interest Rate Protection Agreements, Other Hedging Agreements and Commodities Agreements shall be at any time the unrealized net loss position, if any, of Holdings (or, after the Fourth Amendment Effective Date, the U.S. Borrower) and/or its Consolidated Subsidiaries thereunder on a marked-to-market basis determined no more than one month prior to such time, (y) obligations arising under Synthetic Leases shall be included in determining Consolidated Debt (other than (I) obligations under the HQ Lease Agreements, to the extent such obligations are outstanding under Section 9.04(xxii) and (II) successive refinancings of the obligations described in preceding clause (I), to the extent such obligations are outstanding under Section 9.04(vii)) and (z) any Preferred Equity of Holdings (or, after the Fourth Amendment Effective Date, the U.S. Borrower) or any of its Consolidated Subsidiaries (but excluding any Qualified Preferred Stock) shall be treated as Indebtedness, with an amount equal to the greater of the liquidation preference or the maximum fixed repurchase price of any such outstanding Preferred Equity deemed to be a component of Consolidated Debt.

     42. The definition of "Consolidated Fixed Charges" appearing in Section 11 of the Credit Agreement is hereby amended by deleting said definition in its entirety and inserting the following new definition in lieu thereof:

          "Consolidated Fixed Charges" shall mean, for any period, the sum of
     (i) Consolidated Interest Expense for such period, (ii) the scheduled principal amount of all amortization payments on all Indebtedness (including the principal component of all Capitalized Lease Obligations but excluding payments pursuant to the Refinancing) of Holdings (or, after the Fourth Amendment Effective Date, the U.S. Borrower) and its Consolidated Subsidiaries for such period (as determined on the first day of the respective period), (iii) the amount of all Capital Expenditures made by Holdings (or, after the Fourth Amendment Effective Date, the U.S. Borrower) and its Consolidated Subsidiaries during such period (other than Capital Expenditures made pursuant to Section 9.12(c), (d) or (e)), (iv) all Dividends (excluding dividends paid in kind through the issuance of additional shares of capital stock of Holdings (or, after the Fourth Amendment Effective Date, the U.S. Borrower)) actually paid by Holdings (or, after the Fourth Amendment Effective Date, the U.S. Borrower on or with respect to Preferred Equity) during such period and (v) the amount of all cash payments made by Holdings (or, after the Fourth Amendment Effective Date, the U.S. Borrower) and its Consolidated Subsidiaries during such period in respect of income taxes or income tax liabilities, net of any refunds received during such period.

     43. The definition of "Credit Agreement Party" appearing in Section 11 of the Credit Agreement is hereby amended by inserting the text ", Intermediate Holdco" immediately after the text "Holdings" appearing in said definition.

     44. The definition of "Documents" appearing in Section 11 of the Credit Agreement is hereby amended by (i) deleting the word "and" appearing at the end of clause (ix) of said definition and (ii) inserting the text ", (xi) on and after the execution and delivery thereof, the Holdings Senior Notes Documents and (xii) on and after the execution and delivery thereof, the Intermediate Holdco Senior Notes Documents" immediately preceding the period at the end of said definition.

     45. The definition of "Excess Cash Flow" appearing in Section 11 of the Credit Agreement is hereby further amended by inserting the text "(or, after the Fourth Amendment Effective Date, the U.S. Borrower)" immediately following the text "by Holdings" appearing in said definition.

     46. The definition of "Incremental Loan Commitment Request Requirement" appearing in Section 11 of the Credit Agreement is hereby amended by inserting the text "(and, after the Fourth Amendment Effective Date, the U.S. Borrower instead of Holdings)" immediately following the word "Holdings" appearing in clause (y) of said definition.

     47. The definition of "Incremental Loan Commitment Requirements" appearing in Section 11 of the Credit Agreement is hereby amended by (i) inserting the text "or the U.S. Borrower" immediately following the text "calculations are made by Holdings" appearing in clause (s) of said definition and (ii) deleting each instance of the text "and the New

Senior Notes Indenture" appearing in clause (u) of said definition and inserting the text ", the New Senior Notes Indenture and (after the execution and delivery thereof) the Holdings Senior Notes Indenture and the Intermediate Holdco Senior Notes Indenture" in lieu thereof.

     48. The definition of "Intercompany Note" appearing in Section 11 of the Credit Agreement is hereby amended by deleting the text "Section 9.05(vi)" appearing in said definition and inserting the text "Sections 9.05(vi), (xxv) and (xxvi)" in lieu thereof.

     49. The definition of "Subsidiary" appearing in Section 11 of the Credit Agreement is hereby amended by inserting the following new sentence at the end of said definition:

     "Notwithstanding the foregoing (and except for purposes of Sections 7.01, 7.03, 7.04, 7.12, 7.16, 7.17, 7.20, 8.01(f), 8.01(h), 8.04, 8.05, 8.06,
     8.07, 8.08, 8.16, 10.03(b), 10.04, 10.05, 10.06, 10.09 and 13.01), an
     Unrestricted Wellbeing Joint Venture shall be deemed not to be a Subsidiary of Holdings or any of its other Subsidiaries for purposes of this Agreement.".

     50. The definition of "Subsidiary Guarantor" appearing in Section 11 of the Credit Agreement is hereby amended by deleting the text "the U.S. Borrower" appearing in said definition and inserting the text "Intermediate Holdco" in lieu thereof.

     51. The definition of "U.S. Credit Party" appearing in Section 11 of the Credit Agreement is hereby amended by inserting the text ", Intermediate Holdco" immediately after the text "Holdings" appearing in said Section.

     52. The definition of "U.S. Dole Group" appearing in Section 11 of the Credit Agreement is hereby amended by inserting the text "(prior to the Fourth Amendment Effective Date)" immediately following the word "Holdings" appearing in said definition.

     53. The definition of "U.S. Subsidiary Guaranty" appearing in Section 11 of the Credit Agreement is hereby amended by inserting the text "or Corporate Holdco pursuant to Section 1 of the Fourth Amendment" immediately prior to the period appearing at the end of said definition.

     54. The definition of "U.S. Subsidiary Guarantor" appearing in Section 11 of the Credit Agreement is hereby amended by (i) deleting the second reference to "the U.S. Borrower" appearing in said definition and inserting the text "Intermediate Holdco" in lieu thereof and (ii) inserting the following proviso immediately prior to the period at the end of said definition:

     "provided, that for purposes of Sections 9.02(ix), 9.02(xiii), 9.04(xvi), 9.05(ix) and 9.12(e) and the definition of "U.S. Dole Group", the term "U.S. Subsidiary Guarantor" (and any term incorporating such term by reference) shall not include Corporate Holdco".

     55. Section 11 of the Credit Agreement is hereby further amended by (i) deleting the definitions "Guarantors", "Guaranty" and "Holdings Business Condition" appearing in said Section and (ii) inserting the following new definitions in appropriate alphabetical order:

          "Castle & Cooke Affiliate" shall mean Castle & Cooke Inc. or any of its Affiliates.

          "Corporate Holdco" shall mean Dole Holding Company, Inc., a Delaware corporation and a Wholly-Owned Subsidiary of Intermediate Holdco.

          "Excluded Equity Event" shall mean (i) in the case of Holdings, the sale or issuance of Equity Interests of Holdings to, or a capital contribution to Holdings by, David H. Murdock or any of his affiliates and
     (ii) in the case of Intermediate Holdco, the sale or issuance of Equity Interests of Intermediate Holdco to, or a capital contribution to Intermediate Holdco by, Holdings which is financed by Holdings solely with the proceeds of the sale or issuance of Equity Interests and/or capital contributions described in preceding clause (i), in any such case to the extent (and only to the extent) the net cash proceeds from such sale, issuance or contribution are promptly used (x) in the case of Holdings, to pay regularly scheduled interest on Holdings Senior Notes when and as due or to make a purchase or contribution to Intermediate Holdco as described in clause (ii) above or (y) in the case of Intermediate Holdco, to pay regularly scheduled interest on Intermediate Holdco Senior Notes when and as due.

          "Fourth Amendment" shall mean the Fourth Amendment to this Agreement, dated as of February [_], 2004.

          "Fourth Amendment Effective Date" shall have the meaning provided in the Fourth Amendment.

          "Guarantors" shall mean and include Holdings, Intermediate Holdco, the U.S. Borrower and each Subsidiary Guarantor.

          "Guaranty" shall mean and include the Holdings Guaranty, the Intermediate Holdco Guaranty, the U.S. Borrower's Guaranty and each Subsidiaries Guaranty.


          "Holdings Exchange Senior Notes" shall mean senior notes issued by Holdings pursuant to a registered exchange offer or private exchange offer for the Holdings Senior Notes and pursuant to the Holdings Senior Notes Indenture, which senior notes are substantially identical securities to the Holdings Senior Notes. In no event will the issuance of any Holdings Exchange Senior Notes increase the aggregate principal amount of the Holdings Senior Notes then outstanding or otherwise result in an increase in the interest rate applicable to the Holdings Senior Notes.

          "Holdings Senior Notes" shall mean any Indebtedness of Holdings evidenced by senior notes so long as (a) such Indebtedness has a final maturity no earlier than the date occurring 12 months after the Tranche C Term Loan Maturity Date, (b) such Indebtedness does not provide for guaranties or security, and (c) all other terms of such Indebtedness (including, without limitation, with respect to amortization, redemption provisions, maturities, covenants, and defaults), are not, taken as a whole, less favorable in any material respect to Holdings and its Subsidiaries than those applicable to the U.S. Borrower and its Subsidiaries and contained in the New Senior Notes Documents, as such Indebtedness may be amended, modified or supplemented from time to time in accordance with the terms hereof and thereof. The issuance of Holdings Senior Notes shall be deemed to be a representation and warranty by Holdings that all conditions thereto have been satisfied in all material respects and that same is permitted in accordance with the terms of this Agreement, which representation and warranty shall be deemed to be a representation and warranty for all purposes hereunder, including, without limitation, Sections 6B.01 and 10. As used herein, the term "Holdings Senior Notes" shall include any Holdings Exchange Senior Notes issued pursuant to the Holdings Senior Notes Indenture in exchange for theretofore outstanding Holdings Senior Notes, as contemplated by the definition of Holdings Exchange Senior Notes.

          "Holdings Senior Notes Documents" shall mean the Holdings Senior Notes Indenture, the Holdings Senior Notes and each other agreement, document or instrument relating to the issuance of the Holdings Senior Notes, as the same may be amended, modified or supplemented from time to time in accordance with the terms hereof and thereof.

          "Holdings Senior Notes Indenture" shall mean any indenture or similar agreement entered into in connection with the issuance of Holdings Senior Notes, as the same may be amended, modified or supplemented from time to time in accordance with the terms hereof and thereof.

          "Intermediate Holdco" shall have the meaning provided in the first paragraph of this Agreement.

          "Intermediate Holdco Exchange Senior Notes" shall mean senior notes issued by Intermediate Holdco and Corporate Holdco (as co-issuers) pursuant to a registered exchange offer or private exchange offer for the Intermediate Holdco Senior Notes and pursuant to the Intermediate Holdco Senior Notes Indenture, which senior notes are substantially identical securities to the Intermediate Holdco Senior Notes. In no event will the issuance of any Intermediate Holdco Exchange Senior Notes increase the aggregate principal amount of the Intermediate Holdco Senior Notes then outstanding or otherwise result in an increase in the interest rate applicable to the Intermediate Holdco Senior Notes.

          "Intermediate Holdco Guaranteed Obligations" shall mean (i) the principal and interest on each Note issued to each Lender, and all Loans made, under this Agreement, all reimbursement obligations and Unpaid Drawings with respect to Letters of Credit and all reimbursement obligations and Unreimbursed Payments with respect to Bank Guaranties, together with all the other obligations (including obligations which, but for the automatic stay under Section 362(a) of the Bankruptcy Code, would become due) and liabilities (including, without limitation, indemnities, fees and interest thereon) of the Borrowers (or either of them) to each Lender, each Agent, each Issuing Lender, each Bank Guaranty Issuer and the Collateral Agent now existing or hereafter incurred under, arising out of or in connection with this Agreement and each other Credit Document and the due performance and compliance by each Borrower with all the terms, conditions and agreements contained in this Agreement and each other Credit Document to which it is a party and (ii) all obligations (including obligations which, but for the automatic stay under Section 362(a) of the Bankruptcy Code, would become due) and liabilities of the U.S. Borrower or any of its Subsidiaries owing under any Interest Rate Protection Agreement or Other Hedging Agreement entered into by the U.S. Borrower or any of its Subsidiaries with any Lender or any affiliate thereof (even if such Lender subsequently ceases to be a Lender under this Agreement for any reason) so long as such Lender or affiliate participates in such Interest Rate Protection Agreement or Other Hedging Agreement, and their subsequent assigns, if any, whether now in existence or hereafter arising, and the due performance and compliance with all terms, conditions and agreements contained therein.

          "Intermediate Holdco Guaranteed Party" shall mean each Borrower and each Subsidiary of Intermediate Holdco party to any Interest Rate Protection Agreement or Other Hedging Agreement with any Secured Creditor.

          "Intermediate Holdco Guaranty" shall mean the guaranty of Intermediate Holdco pursuant to Section 16.

          "Intermediate Holdco Senior Notes" shall mean any Indebtedness of Intermediate Holdco and Corporate Holdco (as co-issuers) evidenced by senior notes so long as (a) such Indebtedness has a final maturity no earlier than the date occurring 12 months after the Tranche C Term Loan Maturity Date, (b) such Indebtedness does not provide for guaranties or security, and (c) all other terms of such Indebtedness (including, without limitation, with respect to amortization, redemption provisions, maturities, covenants, and defaults), are not, taken as a whole, less favorable in any material respect to Intermediate Holdco and its Subsidiaries than those applicable to the U.S. Borrower and its Subsidiaries and contained in the New Senior Notes Documents, as such Indebtedness may be amended, modified or supplemented from time to time in accordance with the terms hereof and thereof. The issuance of Intermediate Holdco Senior Notes shall be deemed to be a representation and warranty by Intermediate Holdco that all conditions thereto have been satisfied in all material respects and that same is permitted in accordance with the terms of this Agreement, which representation and warranty shall be deemed to be a representation and warranty for all purposes hereunder, including, without limitation, Sections 6B.01 and 10. As used herein, the term "Intermediate Holdco Senior Notes" shall include any Intermediate Holdco Exchange Senior Notes issued pursuant to the Intermediate Holdco Senior Notes Indenture in exchange for theretofore outstanding Intermediate Holdco Senior Notes, as contemplated by the definition of Intermediate Holdco Exchange Senior Notes.

          "Intermediate Holdco Senior Notes Documents" shall mean the Intermediate Holdco Senior Notes Indenture, the Intermediate Holdco Senior Notes and each other agreement, document or instrument relating to the issuance of the Intermediate Holdco Senior Notes, as the same may be amended, modified or supplemented from time to time in accordance with the terms hereof and thereof.

          "Intermediate Holdco Senior Notes Indenture" shall mean any indenture or similar agreement entered into in connection with the issuance of Intermediate Holdco

     Senior Notes, as the same may be amended, modified or supplemented from time to time in accordance with the terms hereof and thereof.

          "Parent Business Condition" shall mean, for any quarterly accounting period or Fiscal Year, (A) Holdings having at all times during such period
     (i) owned no significant assets (other than (x) the Equity Interests of Intermediate Holdco, (y) Intercompany Notes evidencing intercompany loans permitted to be made by it pursuant to Section 9.05 and (z) the Equity Interests of the Unrestricted Wellbeing Joint Ventures) and had no liabilities or Indebtedness (other than those liabilities and Indebtedness permitted by Section 9.01(b)) and (ii) otherwise complied with the requirements of Section 9.01(b), (B) Intermediate Holdco having at all times during such period (i) owned no significant assets (other than the capital stock of the U.S. Borrower and Corporate Holdco and Intercompany Notes evidencing intercompany loans permitted to be made by it pursuant to
     Section 9.05) and had no liabilities or Indebtedness (other than those liabilities and Indebtedness permitted by Section 9.01(j)) and (ii) otherwise complied with the requirements of Section 9.01(j) and (C) Corporate Holdco having at all times during such period (i) owned no significant assets and had no liabilities or Indebtedness (other than those liabilities and Indebtedness permitted by Section 9.01(k)) and (ii) otherwise complied with the requirements of Section 9.01(k).

          "Unrestricted Wellbeing Joint Venture" shall mean Westlake Wellbeing Company, Wellbeing IP Holdco and Wellbeing Edco.

          "Wellbeing Edco" shall mean a Delaware corporation or limited liability company formed (or to be formed) by Holdings to promote nutritional and wellbeing education.

          "Wellbeing IP Holdco" shall mean a Delaware corporation or limited liability company formed (or to be formed) by Holdings to hold the intellectual property rights related to the Wellbeing Project.

          "Wellbeing Project" shall mean the start-up, construction and operation by Westlake Wellbeing Company of a well-being center/hotel/spa/conference center/studio on the Westlake Village Property.

          "Westlake Village Property" shall mean that certain property identified to the Administrative Agent of twenty (20) acres (more or less) that is adjacent to the parcel on which the U.S. Borrower's Corporate Headquarters is located in the City of Westlake Village, Ventura County, California.

          "Westlake Wellbeing Company" shall mean a Delaware limited liability company formed (or to be formed) by Holdings to construct and operate the Wellbeing Project and/or promote nutritional and wellbeing education.

     56. The Credit Agreement is hereby further amended by inserting the following new Section 16 immediately after Section 15 thereof:

          "SECTION 16. Intermediate Holdco Guaranty.

               16.01 The Guaranty. In order to induce the Lenders to enter into this Agreement and to extend credit hereunder and to induce the Lenders or any of their respective Affiliates to enter into Interest Rate Protection Agreements or Other Hedging Agreements, and in recognition of the direct benefits to be received by Intermediate Holdco from the proceeds of the Loans, the issuance of the Letters of Credit and Bank Guaranties and the entering into of Interest Rate Protection Agreements or Other Hedging Agreements, Intermediate Holdco hereby agrees with the Lenders as follows: Intermediate Holdco hereby unconditionally and irrevocably guarantees, as primary obligor and not merely as surety the full and prompt payment when due, whether upon maturity, acceleration or otherwise, of any and all of the Intermediate Holdco Guaranteed Obligations to the Guaranteed Creditors. If any or all of the Intermediate Holdco Guaranteed Obligations to the Guaranteed Creditors becomes due and payable hereunder, Intermediate Holdco unconditionally promises to pay such indebtedness to the Guaranteed Creditors, or order, on demand, together with any and all expenses which may be incurred by the Guaranteed Creditors in collecting any of the Intermediate Holdco Guaranteed Obligations. This Intermediate Holdco Guaranty is a guaranty of payment and not of collection. This Intermediate Holdco Guaranty is a continuing one and all liabilities to which it applies or may apply under the terms hereof shall be conclusively presumed to have been created in reliance hereon. If claim is ever made upon any Guaranteed Creditor for repayment or recovery of any amount or amounts received in payment or on account of any of the Intermediate Holdco Guaranteed Obligations and any of the aforesaid payees repays all or part of said amount by reason of (i) any judgment, decree or order of any court or administrative body having jurisdiction over such payee or any of its property or (ii) any settlement or compromise of any such claim effected by such payee with any such claimant (including the Borrowers and any other Intermediate Holdco Guaranteed Party), then and in such event Intermediate Holdco agrees that any such judgment, decree, order, settlement or compromise shall be binding upon Intermediate Holdco, notwithstanding any revocation of this Intermediate Holdco Guaranty or any other instrument evidencing any liability of either Borrower or any other Intermediate Holdco Guaranteed Party, and Intermediate Holdco shall be and remain liable to the aforesaid payees hereunder for the amount so repaid or recovered to the same extent as if such amount had never originally been received by any such payee.

               16.02 Bankruptcy. Additionally, Intermediate Holdco unconditionally and irrevocably guarantees the payment of any and all of the Intermediate Holdco Guaranteed Obligations to the Guaranteed Creditors whether or not due or payable by either Borrower or any other Intermediate Holdco Guaranteed Party upon the occurrence of any of the events specified in Section 10.05, and unconditionally promises to pay such indebtedness to the Guaranteed Creditors, or order, on demand.

               16.03 Nature of Liability. The liability of Intermediate Holdco hereunder is exclusive and independent of any security for or other guaranty of the Intermediate Holdco Guaranteed Obligations whether executed by Intermediate Holdco, any other guarantor or by any other party, and the liability of Intermediate Holdco hereunder is not affected or impaired by (a) any direction as to application of payment by either Borrower, any other Intermediate Holdco Guaranteed Party or any other party, or (b) any other continuing or other guaranty, undertaking or maximum liability of a guarantor or of any other party as to the Intermediate Holdco Guaranteed Obligations, or
          (c) any payment on or in reduction of any such other guaranty or undertaking, or (d) any dissolution, termination or increase, decrease or change in personnel by either Borrower or any other Intermediate Holdco Guaranteed Party, or (e) any payment made to the Guaranteed Creditors on the Intermediate Holdco Guaranteed Obligations which any such Guaranteed Creditor repays to either Borrower or any other Intermediate Holdco Guaranteed Party pursuant to court order in any bankruptcy, reorganization, arrangement, moratorium or other debtor relief proceeding, and Intermediate Holdco waives any right to the deferral or modification of its obligations hereunder by reason of any such proceeding, or (f) any action or inaction of the type described in Section 16.05, or (g) the lack of validity or enforceability of any Credit Document or any other instrument relating thereto.

               16.04 Independent Obligation. No invalidity, irregularity or unenforceability of all or any part of the Intermediate Holdco Guaranteed Obligations or of any security therefor shall affect, impair or be a defense to this Intermediate Holdco Guaranty, and this Intermediate Holdco Guaranty shall be primary, absolute and unconditional notwithstanding the occurrence of any event or the existence of any other circumstances which might constitute a legal or equitable discharge of a surety or guarantor except payment in full in cash of the Intermediate Holdco Guaranteed Obligations. The obligations of Intermediate Holdco hereunder are independent of the obligations of either Borrower, any other Intermediate Holdco Guaranteed Party, any other guarantor or any other party and a separate action or actions may be brought and prosecuted against Intermediate Holdco whether or not action is brought against either Borrower, any other Intermediate Holdco Guaranteed Party, any other guarantor or any other party and whether or not either Borrower, any other Intermediate Holdco Guaranteed Party, any other guarantor or any other party be joined in any such action or actions. Intermediate Holdco waives, to the full extent permitted by law, the benefit of any statute of limitations affecting its liability hereunder or the enforcement thereof. Any payment by a Borrower or any other Intermediate Holdco Guaranteed Party or other circumstance that operates to toll any statute of limitations as to such Borrower or such other Intermediate Holdco Guaranteed Party shall operate to toll the statute of limitations as to Intermediate Holdco.

               16.05 Authorization. Intermediate Holdco authorizes the Guaranteed Creditors without notice or demand (except as shall be required by applicable statute and cannot be waived), and without affecting or impairing its liability hereunder, from time to time to:

               (a) change the manner, place or terms of payment of, and/or change or extend the time of payment of, renew, increase, accelerate or alter, any of the Intermediate Holdco Guaranteed Obligations (including any increase or decrease in the rate of interest thereon), any security therefor, or any liability incurred directly or indirectly in respect thereof, and this Intermediate Holdco Guaranty made shall apply to the Intermediate Holdco Guaranteed Obligations as so changed, extended, renewed, increased or altered;

               (b) take and hold security for the payment of the Intermediate Holdco Guaranteed Obligations and sell, exchange, release, impair, surrender, realize upon or otherwise deal with in any manner and in any order any property by whomsoever at any time pledged or mortgaged to secure, or howsoever securing, the Intermediate Holdco Guaranteed Obligations or any liabilities (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and/or any offset thereagainst;

               (c) exercise or refrain from exercising any rights against either Borrower, any other Intermediate Holdco Guaranteed Party or others or otherwise act or refrain from acting;

               (d) release or substitute any one or more endorsers, guarantors, either Borrower, any other Intermediate Holdco Guaranteed Party or other obligors;

               (e) settle or compromise any of the Intermediate Holdco Guaranteed Obligations, any security therefor or any liability (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and may subordinate the payment of all or any part thereof to the payment of any liability (whether due or not) of either Borrower or any other Intermediate Holdco Guaranteed Party to their respective creditors other than the Guaranteed Creditors;

               (f) apply any sums by whomsoever paid or howsoever realized to any liability or liabilities of either Borrower or any other Intermediate Holdco Guaranteed Party to the Guaranteed Creditors regardless of what liability or liabilities of such Borrower or such other Intermediate Holdco Guaranteed Party remain unpaid;

               (g) consent to or waive any breach of, or any act, omission or default under, this Agreement, any other Credit Document, any Interest Rate Protection Agreement or Other Hedging Agreement or any of the instruments or agreements referred to herein or therein, or otherwise amend, modify or supplement this Agreement, any other Credit Document, any Interest Rate Protection Agreement or Other Hedging Agreement or any of such other instruments or agreements; and/or

               (h) take any other action that would, under otherwise applicable principles of common law, give rise to a legal or equitable discharge of Intermediate Holdco from its liabilities under this Intermediate Holdco Guaranty.

               16.06 Reliance. It is not necessary for the Guaranteed Creditors to inquire into the capacity or powers of either Borrower or any other Intermediate Holdco Guaranteed Party or the officers, directors, partners or agents acting or purporting to act on their behalf, and any Intermediate Holdco Guaranteed Obligations made or created in reliance upon the professed exercise of such powers shall be guaranteed hereunder.

               16.07 Subordination. Any of the indebtedness of either Borrower or any other Intermediate Holdco Guaranteed Party now or hereafter owing to Intermediate Holdco is hereby subordinated to the Intermediate Holdco Guaranteed Obligations of such Borrower or such other Intermediate Holdco Guaranteed Party owing to the Guaranteed Creditors; and if the Administrative Agent so requests at a time when an Event of Default exists, all such indebtedness of such Borrower or such other Intermediate Holdco Guaranteed Party to Intermediate Holdco shall be collected, enforced and received by

          Intermediate Holdco for the benefit of the Guaranteed Creditors and be paid over to the Administrative Agent on behalf of the Guaranteed Creditors on account of the Intermediate Holdco Guaranteed Obligations of such Borrower or such Intermediate Holdco Guaranteed Party to the Guaranteed Creditors, but without affecting or impairing in any manner the liability of Intermediate Holdco under the other provisions of this Intermediate Holdco Guaranty. Prior to the transfer by Intermediate Holdco of any note or negotiable instrument evidencing any of the indebtedness of either Borrower or any other Intermediate Holdco Guaranteed Party to Intermediate Holdco, Intermediate Holdco shall mark such note or negotiable instrument with a legend that the same is subject to this subordination. Without limiting the generality of the foregoing, Intermediate Holdco hereby agrees with the Guaranteed Creditors that it will not exercise any right of subrogation which it may at any time otherwise have as a result of this Intermediate Holdco Guaranty (whether contractual, under Section 509 of the Bankruptcy Code or otherwise) until all Intermediate Holdco Guaranteed Obligations have been irrevocably paid in full in cash.

               16.08 Waiver. (a) Intermediate Holdco waives any right (except as shall be required by applicable statute and cannot be waived) to require any Guaranteed Creditor to (i) proceed against either Borrower, any other Intermediate Holdco Guaranteed Party, any other guarantor or any other party, (ii) proceed against or exhaust any security held from either Borrower, any other Intermediate Holdco Guaranteed Party, any other guarantor or any other party or (iii) pursue any other remedy in any Guaranteed Creditor's power whatsoever. Intermediate Holdco waives any defense based on or arising out of any defense of either Borrower, any other Intermediate Holdco Guaranteed Party, any other guarantor or any other party, other than payment in full in cash of the Intermediate Holdco Guaranteed Obligations, based on or arising out of the disability of either Borrower, any other Intermediate Holdco Guaranteed Party, any other guarantor or any other party, or the unenforceability of the Intermediate Holdco Guaranteed Obligations or any part thereof from any cause, or the cessation from any cause of the liability of either Borrower or any other Intermediate Holdco Guaranteed Party other than payment in full in cash of the Intermediate Holdco Guaranteed Obligations. The Guaranteed Creditors may, at their election, foreclose on any security held by the Administrative Agent, the Collateral Agent or any other Guaranteed Creditor by one or more judicial or nonjudicial sales, whether or not every aspect of any such sale is commercially reasonable (to the extent such sale is permitted by applicable law), or exercise any other right or remedy the Guaranteed Creditors may have against either Borrower, any other Intermediate Holdco Guaranteed Party or any other party, or any security, without affecting or impairing in any way the liability of Intermediate Holdco hereunder except to the extent the Intermediate Holdco Guaranteed Obligations have been paid in full in cash. Intermediate Holdco waives any defense arising out of any such election by the Guaranteed Creditors, even though such election operates to impair or extinguish any right of reimbursement or subrogation or other right or remedy of Intermediate Holdco against either Borrower, any other Intermediate Holdco Guaranteed Party or any other party or any security.

                    (b) Intermediate Holdco waives all presentments, demands for performance, protests and notices, including, without limitation, notices of nonperformance, notices of protest, notices of dishonor, notices of acceptance of this Intermediate Holdco Guaranty, and notices of the existence, creation or incurring of new or additional Intermediate Holdco Guaranteed Obligations. Intermediate Holdco assumes all responsibility for being and keeping itself informed of each Borrower's and each other Intermediate Holdco Guaranteed Party's financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Intermediate Holdco Guaranteed Obligations and the nature, scope and extent of the risks which Intermediate Holdco assumes and incurs hereunder, and agrees that the Guaranteed Creditors shall have no duty to advise Intermediate Holdco of information known to them regarding such circumstances or risks.

                    (c) Until such time as the Intermediate Holdco Guaranteed
               Obligations have been paid in full in cash, Intermediate Holdco hereby waives all rights of subrogation which it may at any time otherwise have as a result of this Intermediate Holdco Guaranty (whether contractual, under Section 509 of the Bankruptcy Code, or otherwise) to the claims of the Guaranteed Creditors against either Borrower, any other Intermediate Holdco Guaranteed Party or any other guarantor of the Intermediate Holdco Guaranteed Obligations and all contractual, statutory or common law rights of reimbursement, contribution or indemnity from either Borrower, any other Intermediate Holdco Guaranteed Party or any other guarantor which it may at any time otherwise have as a result of this Intermediate Holdco Guaranty.

                    (d) Intermediate Holdco hereby acknowledges and affirms that it understands that to the extent the Intermediate Holdco Guaranteed Obligations are secured by Real Property located in California, Intermediate Holdco shall be liable for the full amount of the liability hereunder notwithstanding the foreclosure on such Real Property by trustee sale or any other reason impairing Intermediate Holdco' or any Guaranteed Creditor's right to proceed against either Borrower, any other Intermediate Holdco Guaranteed Party or any other guarantor of the Intermediate Holdco Guaranteed Obligations. In accordance with Section 2856 of the California Code of Civil Procedure, Intermediate Holdco hereby waives:

               (i) all rights of subrogation, reimbursement, indemnification, and contribution and any other rights and defenses that are or may become available to Intermediate Holdco by reason of Sections 2787 to 2855, inclusive, 2899 and 3433 of the California Code of Civil Procedure;

               (ii) all rights and defenses that Intermediate Holdco may have because the Intermediate Holdco Guaranteed Obligations are secured by Real Property located in California, meaning, among other things, that: (A) the Guaranteed Creditors may collect from Intermediate Holdco without first foreclosing on any real or personal property collateral pledged by either Borrower or any other Credit Party, and
          (B) if the Guaranteed Creditors foreclose on any Real Property collateral pledged by either Borrower or any other Credit Party, (1) the amount of the Intermediate Holdco Guaranteed Obligations may be reduced only by the price for which that collateral is sold at the foreclosure sale, even if the collateral is worth more than the sale price, and (2) the Guaranteed Creditors may collect from Intermediate Holdco even if the Guaranteed Creditors, by foreclosing on the Real Property collateral, have destroyed any right Intermediate Holdco may have to collect from either Borrower or any other Intermediate Holdco Guaranteed Party, it being understood that this is an unconditional and irrevocable waiver of any rights and defenses Intermediate Holdco may have because the Intermediate Holdco Guaranteed Obligations are secured by Real Property (including, without limitation, any rights or defenses based upon Section 580a, 580d or 726 of the California Code of Civil Procedure); and

               (iii) all rights and defenses arising out of an election of remedies by the Guaranteed Creditors, even though that election of remedies, such as a nonjudicial foreclosure with respect to security for the Intermediate Holdco Guaranteed Obligations, has destroyed Intermediate Holdco' rights of subrogation and reimbursement against either Borrower or any other Intermediate Holdco Guaranteed Party by the operation of Section 580d of the California Code of Civil Procedure or otherwise.

                    (e) Intermediate Holdco warrants and agrees that each of the waivers set forth above is made with full knowledge of its significance and consequences and that if any of such waivers are determined to be contrary to any applicable law of public policy, such waivers shall be effective only to the maximum extent permitted by law.

               16.09 Payments. All payments made by Intermediate Holdco pursuant to this Section 16 shall be made in the respective Applicable Currency in which the Intermediate Holdco Guaranteed Obligations are then due and payable (giving effect, in the circumstances contemplated by Section 1.14, to any conversion occurring pursuant thereto). All payments made by Intermediate Holdco pursuant to this Section 16 will be made without setoff, counterclaim or other defense, and shall be subject to the provisions of Sections 4.03, 4.04 and 13.23.".

     57. By its execution and delivery of this Amendment, Intermediate Holdco
(i) agrees to be become a party to the Credit Agreement as a "Guarantor", "Credit Agreement Party" and "U.S. Credit Party" and to be bound by the terms thereof and (ii) makes each of the representations and warranties contained in
Section 7 of the Credit Agreement as of the date hereof, after giving effect to this Amendment.

     58. Notwithstanding anything to the contrary contained in the Third Amendment or in any other Credit Document, the Lenders hereby agree that the Foreign Subsidiary Guarantors shall not be required to deliver to the Administrative Agent copies of the resolutions described in clause (iii) of Part 5 of Section III of the Third Amendment; it being understood and agreed that (i) the agreement contained in this Part 58 of Section I of this Amendment is provided for the administrative convenience of the Foreign Subsidiary Guarantors and shall not be (and shall not be construed to be) a waiver of any condition, representation or other provision of the Third Amendment or any other Credit Document requiring the due authorization of the Third Amendment and the related transactions contemplated thereby by the Foreign Subsidiary Guarantors and (ii) the Third Amendment is deemed to be a Credit Document for all purposes of the Credit Agreement and the other Credit Documents.

II.  Miscellaneous Provisions.

     1. In order to induce the Lenders to enter into this Amendment, each Credit Agreement Party hereby represents and warrants that:

          (a) no Default or Event of Default exists as of the Fourth Amendment Effective Date, both immediately before and immediately after giving effect thereto; and

          (b) all of the representations and warranties contained in the Credit Agreement and the other Credit Documents are true and correct in all material respects on the Fourth Amendment Effective Date both immediately before and immediately after giving effect thereto, with the same effect as though such representations and warranties had been made on and as of the Fourth Amendment Effective Date (it being understood that any representation or warranty made as of a specific date shall be true and correct in all material respects as of such specific date).

     2. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

     3. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with Holdings and the Administrative Agent.

     4. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

     5. This Amendment shall become effective on the date (the "Fourth Amendment Effective Date") when each of the following conditions shall have been satisfied:

          (i) each Credit Agreement Party and Lenders constituting the Required Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to White & Case LLP, 1155 Avenue of the Americas, New York, NY 10036, Attention: May Yip (facsimile number 212-354-8113);

          (ii) there shall have been delivered to the Administrative Agent copies of resolutions of the Board of Directors of each Credit Agreement Party approving and authorizing the execution, delivery and performance of this Amendment and the Credit Documents as amended by this Amendment, certified by the corporate secretary or an assistant secretary of such Credit Agreement Party as being in full force and effect without modification or amendment; and

          (iii) the Holdco Contribution Requirements (as defined in Section 1 of this Amendment) shall have been satisfied.

     6. From and after the Fourth Amendment Effective Date all references in the Credit Agreement and each of the other Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby on the Fourth Amendment Effective Date.

                                      * * *

                  IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Amendment as of the date first above written.




                                            DHM HOLDING COMPANY, INC.


                                            By:
                                                --------------------------------
                                                Name:
                                                Title:



                                            DOLE HOLDING COMPANY, LLC.


                                            By:
                                                --------------------------------
                                                Name:
                                                Title:



                                            DOLE FOOD COMPANY, INC.


                                            By:
                                                --------------------------------
                                                Name:
                                                Title:



                                            SOLVEST, LTD.



                                            By:
                                                --------------------------------
                                                Name:
                                                Title:

                                            DEUTSCHE BANK AG NEW YORK BRANCH,
                                               Individually, and as
                                                Administrative Agent



                                            By:
                                                --------------------------------
                                                Name:
                                                Title:



                                            By:
                                                --------------------------------
                                                Name:
                                                Title:



                                            BANC OF AMERICA SECURITIES LLC,
                                               Individually, as Co-Syndication
                                                Agent and as Joint Lead Arranger


                                            By:
                                                --------------------------------
                                                Name:
                                                Title:



                                            THE BANK OF NOVA SCOTIA,
                                               Individually, as Co-Syndication
                                                Agent and as Joint Lead Arranger


                                            By:
                                                --------------------------------
                                                Name:
                                                Title:

                                            FLEET NATIONAL BANK,
                                               Individually, and as
                                                Co-Documentation Agent


                                            By:
                                                --------------------------------
                                                Name:
                                                Title:



                                            SOCIETE GENERALE,
                                               Individually, and as
                                                Co-Documentation Agent


                                            By:
                                                --------------------------------
                                                Name:
                                                Title:



                                            DEUTSCHE BANK SECURITIES INC.,
                                               as Joint Lead Arranger


                                            By:
                                                --------------------------------
                                                Name:
                                                Title:



                                            By:
                                                --------------------------------
                                                Name:
                                                Title:

                                        SIGNATURE PAGE TO THE FOURTH AMENDMENT
                                        TO CREDIT AGREEMENT, DATED AS OF
                                        FEBRUARY 27, 2004, AMONG DHM HOLDING
                                        COMPANY, INC., DOLE FOOD COMPANY, INC.,
                                        SOLVEST LTD., THE LENDERS FROM TIME TO
                                        TIME PARTY TO THE CREDIT AGREEMENT,
                                        DEUTSCHE BANK AG NEW YORK BRANCH, AS
                                        ADMINISTRATIVE AGENT, BANC OF AMERICA
                                        SECURITIES LLC AND THE BANK OF NOVA
                                        SCOTIA, AS CO-SYNDICATION AGENTS, FLEET
                                        NATIONAL BANK AND SOCIETE GENERALE, AS
                                        CO-DOCUMENTATION AGENTS AND DEUTSCHE
                                        BANK SECURITIES INC. AND BANC OF AMERICA
                                        SECURITIES LLC AS CO-LEAD ARRANGERS AND
                                        JOINT BOOK RUNNING MANAGERS

                                        NAME OF INSTITUTION:




                                        By:
                                            ------------------------------------
                                            Name:
                                            Title: